UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 30, 2008

Zhongpin Inc.
 (Exact name of registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation)	333-112111 (Commission File Number)	54-2100419 (IRS Employer Identification No.)

21 Changshe Road, Changge City, Henan Province People’s Republic of China (Address of principal executive offices)		(Zip Code)

011 86 374-6216633
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01.        Entry into a Material Definitive Agreement.

On December 30, 2008, Henan Zhongpin Food Share Co., Ltd. (“Henan Zhongpin”), a wholly-owned subsidiary of our company, entered into a lease agreement (the “Lease”) with Jilin Huazheng Agricultural & Animal Husbandry Development Co., Ltd. (“Huazheng”), pursuant to which Henan Zhongpin has leased Huazheng’s meat processing facilities located in Gongzhuling City in Jilin Province, People’s Republic of China. The facility will be operated by Jilin Zhongpin Food Company Ltd. (“Jilin Zhongpin”), a wholly-owned subsidiary of Henan Zhongpin that was recently organized in the People’s Republic of China to operate the facilities that are the subject of the Lease.  The Lease has the following principal terms:

▪	A three-year term commencing on December 30, 2008.

▪	Rent will be 2,800,000 RMB (approximately US$409,028 based on exchange rates on December 29, 2008) per year for the duration of the Lease.

▪
All ordinary expenses associated with operating the processing facility, including building repair, maintenance and any maintenance and repair of the leased equipment, will be paid for by Jilin Zhongpin.

▪
Jilin Zhongpin will have the full use of the production facilities, including the right to manage the staff of the production facility and the right to control the purchase of materials and supplies, production and the sale of all products produced.

The total production capacity for chilled and frozen pork at the leased facility is approximately 90 metric tons per day, based on an eight-hour working day, or approximately 30,000 metric tons on an annual basis.  Approximately 70% of the facility’s production capacity will be dedicated to producing chilled pork, while the remaining 30% will be dedicated to producing frozen pork.

We currently expect to commence production at this facility on December 31, 2008.

The description of the Lease set forth above is not a complete description of the material terms of the Lease and is qualified in its entirety by reference to the Lease.  An English language translation of the Lease is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.  A press release announcing the lease was issued on December 30, 2008 and is attached hereto as Exhibit 99.1.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01.         Financial Statements and Exhibits.

(d)       Exhibits.  The following exhibits are furnished herewith:

Exhibit No.	Document

10.1	English Translation of Leasing Contract, dated as of December 30, 2008.

99.1	Pork Production Facility Press Release of Zhongpin Inc., dated December 30, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZHONGPIN INC.
(Registrant)

By:	/s/ Xianfu Zhu
	Name:	Xianfu Zhu
	Title:	Chief Executive Officer

Dated: December 31, 2008

EXHIBIT INDEX

Exhibit No.	Document

10.1	English Translation of Leasing Contract, dated as of December 30, 2008.

99.1	Pork Production Facility Press Release of Zhongpin Inc., dated December 30, 2008.